UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09174

 Aegis Value Fund, Inc.

(Exact name of registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 29, 2012

Item 1. Reports to Stockholders.

AEGIS Value Fund (AVALX)

SEMI-ANNUAL REPORT
FEBRUARY 28, 2012

Shareholders’ Letter

April 19, 2012

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended February 29, 2012.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through March 31, 2012, the Fund has posted a cumulative gain of 298.0 percent, compared to a cumulative gain of 149.6 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 110.6 percent, and the S&P 500 Index of large cap stocks posted a cumulative gain of 62.9 percent.*

For the six-month period ended February 29, 2012, the Fund gained 8.82 percent, underperforming the Russell 2000 Value Index, which increased 11.8 percent. Strong investment performance by the Fund’s holdings in energy companies such as Hornbeck Offshore Service, Magnum Hunter Resources, and Energy Partners Ltd. drove a significant portion of the Fund’s performance. The Russell 2000 Index gained 12.4 percent while the S&P 500 gained 13.3 percent.*

*Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2012 are -3.6%, 45.8%, 1.8%, 8.0%, and 10.5% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ending March 31, 2012 are -1.1%, 25.4%, 0.0%, 6.6%, and 6.8%. The Fund has an annualized gross expense ratio of 1.48%.

All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our first quarter 2012 and other quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Semi-Annual Report contained in this booklet.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of investments provided in this report for the complete listing of fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

Disclosure of Fund Expenses
February 28, 2012
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2011 – February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 9/1/2011	Ending Account Value(1) 2/29/2012	Annualized Expense Ratio	Expenses Paid During Period(2) 9/1/11 – 2/29/12
Aegis Value Fund
Actual	$1,000.00	$1,088.20	1.46%	$7.58
Hypothetical	1,000.00	1,024.86	1.46%	7.35

(1)	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 to February 29, 2012 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2011 to February 29, 2012 was 8.82%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.46%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 9/1/2011 and 2/29/2012)

Please see performance data disclosure on page 2

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees.

Key Statistics

Average Annual Total Returns (As of February 28, 2012)

	AVALX	Russell 2000 Val.
Trailing 1 Year	-1.31%	-2.72%
Trailing 3 Year	49.48%	27.66%
Trailing 5 Year	1.57%	-0.36%
Trailing 10 Year	8.26%	7.04%

See performance data disclosure on page 2

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 29, 2011, the effective date of the most recent prospectus, the gross expense ratio for the Fund was 1.48%.

Portfolio Characteristics
February 29, 2012
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		94.0%
Aerospace & Defense	1.8%
Air Freight & Logistics	1.2%
Airlines	0.6%
Auto Components	1.3%
Capital Markets	1.2%
Chemicals	2.7%
Commercial Banks	0.0%
Construction & Engineering	0.2%
Distributors	2.4%
Diversified Financial Services	3.2%
Diversified Telecommunication Services	0.0%
Electronic Equipment, Instruments & Components	6.8%
Energy Equipment & Services	3.3%
Food Products	0.2%
Hotels, Restaurants & Leisure	3.0%
Household Durables	5.2%
Independent Power Producers & Energy Traders	1.8%
Insurance	10.7%
IT Services	0.4%
Machinery	3.2%
Marine	1.0%
Media	1.0%
Metals & Mining	2.1%
Multiline Retail	1.2%
Oil, Gas & Consumable Fuels	14.1%
Paper & Forest Products	4.1%
Real Estate Investment Trusts	2.7%
Textiles, Apparel & Luxury Goods	4.4%
Thrifts & Mortgage Finance	3.1%
Tobacco	6.5%
Trading Companies & Distributors	4.6%
Preferred Stock		0.3%
Oil, Gas & Consumable Fuels	0.3%
Warrants*		0.7%
Oil, Gas & Consumable Fuels	0.0%
Insurance	0.7%
Short-Term Investments*		5.1%
Liabilities Less Other Assets		-0.1%
Total Net Assets		100.0%

*	Please refer to page 13 for further details.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stocks – 94.0%
Consumer Discretionary – 18.5%
Auto Components – 1.3%
Superior Industries International, Inc.	109,003	$1,970,774
Distributors – 2.4%
Core-Mark Holding Co., Inc.(1)	94,286	3,778,983
Hotels, Restaurants & Leisure – 3.0%
Bowl America, Inc. Class A	9,481	122,779
Century Casinos, Inc.(1)	805,044	2,254,123
Frisch’s Restaurants, Inc.	8,486	428,136
J. Alexander’s Corp.(1)	120,010	814,868
Luby’s, Inc.(1)	230,603	1,143,791
		4,763,697
Household Durables – 5.2%
Bassett Furniture Industries, Inc.(2)	861,200	7,147,960
Retail Holdings N.V.(1)(3)	57,305	1,031,490
		8,179,450
Media – 1.0%
Ballantyne Strong Inc.(1)	60,293	296,039
Fisher Communications, Inc.(1)	41,368	1,186,021
		1,482,060
Multiline Retail – 1.2%
Duckwall-ALCO Stores, Inc.(1)(2)	231,978	1,946,295
Textiles, Apparel & Luxury Goods – 4.4%
Delta Apparel, Inc.	356,162	5,837,495
Tandy Brands Accessories, Inc.(2)	348,892	600,094
Unifi, Inc.(1)	51,248	424,846
		6,862,435
Total Consumer Discretionary		28,983,694

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stock – (continued)
Consumer Staples – 6.7%
Food Products – 0.2%
Thorntons PLC(3)	710,000	$271,087
Tobacco – 6.5%
Alliance One International, Inc.(1)	2,780,608	10,260,444
Total Consumer Staples		10,531,531
Energy – 17.4%
Energy Equipment & Services – 3.3%
Ensco PLC ADR(3)	12,004	699,833
Hornbeck Offshore Services, Inc.(1)	64,966	2,647,364
Leader Energy Services Ltd.(1)(3)	175,433	141,843
Noble Corp.(3)	41,700	1,675,506
		5,164,546
Oil, Gas & Consumable Fuels – 14.1%
CVR Energy, Inc.(1)	87,681	2,385,800
Endeavour International Corp.(1)	50,058	579,171
Energy Partners Ltd.(1)	381,885	6,507,320
Magnum Hunter Resources, Corp.(1)	470,350	3,254,822
Patriot Coal Corp.(1)	275,650	1,992,950
Questerre Energy Corp.(1)(3)	1,593,800	1,175,880
Tesoro Corp.(1)	191,687	5,085,456
Western Refining, Inc.	64,450	1,169,768
		22,151,167
Total Energy		27,315,713

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stock – (continued)
Financials – 20.9%
Capital Markets – 1.2%
BKF Capital Group, Inc.(1)	63,176	$75,811
SWS Group, Inc.	306,613	1,713,967
		1,789,778
Commercial Banks – 0.0%
Citizens Bancshares Corp.	3,024	12,096
Diversified Financial Services – 3.2%
California First National Bancorp.	342,311	5,069,626
Insurance – 10.7%
American Safety Insurance Holdings Ltd.(1)	317,415	6,129,284
Aspen Insurance Holdings Ltd.(3)	211,200	5,603,136
Homeowners Choice, Inc.	91,914	997,267
White Mountains Insurance Group Ltd.	8,300	4,118,626
		16,848,313
Real Estate Investment Trusts – 2.7%
BRT Realty Trust	473,277	3,057,369
CommonWealth REIT	57,775	1,074,620
Scott’s Real Estate Investment Trust REIT(3)	11,000	74,486
Vestin Realty Mortgage I, Inc.(1)	26,809	30,294
		4,236,769
Thrifts & Mortgage Finance – 3.1%
B of I Holding, Inc.(1)	291,991	4,785,732
First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	121,176
		4,906,908
Total Financials		32,863,490

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stock – (continued)
Industrials – 12.6%
Aerospace & Defense – 1.8%
Allied Defense Group, Inc.(1)	1,599	$5,037
Sparton Corp.(1)	100,473	946,456
Sypris Solutions, Inc.	496,880	1,873,237
		2,824,730
Air Freight & Logistics – 1.2%
Dart Group PLC(3)	1,681,578	1,952,897
Airlines – 0.6%
MAIR Holdings, Inc.(1)(4)	1,360,922	—
Republic Airways Holdings, Inc.(1)	190,000	1,008,900
		1,008,900
Construction & Engineering – 0.2%
Integrated Electrical Services, Inc.(1)	112,101	284,737
Machinery – 3.2%
Hardinge, Inc.	262,597	2,581,328
Tecumseh Products Co., Class A(1)(2)	142,581	654,447
Tecumseh Products Co., Class B(1)(2)	398,969	1,843,237
		5,079,012
Marine – 1.0%
Baltic Trading Ltd.	100,691	461,165
Globus Maritime Ltd.(3)	145,862	723,475
Ultrapetrol (Bahamas) Ltd.(1)(3)	122,617	339,649
		1,524,289
Trading Companies & Distributors – 4.6%
Aircastle Ltd.	521,728	7,100,718
Huttig Building Products, Inc.(1)	90,033	85,531
		7,186,249
Total Industrials		19,860,814

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stock – (continued)
Information Technology – 7.2%
Electronic Equipment, Instruments & Components – 6.8%
Frequency Electronics, Inc.	211,190	$1,708,527
Ingram Micro, Inc. Class A(1)	245,900	4,704,067
Sanmina-SCI Corp.(1)	371,490	4,309,284
		10,721,878
IT Services – 0.4%
StarTek, Inc.(1)	293,593	595,994
Total Information Technology		11,317,872
Materials – 8.9%
Chemicals – 2.7%
American Pacific Corp.(1)(2)	534,150	4,150,346
Metals & Mining – 2.1%
Amerigo Resources Ltd.(3)	2,663,300	2,449,444
Horsehead Holding Corp.(1)	78,466	894,512
Mercator Minerals Ltd.(1)(3)	9,500	16,454
		3,360,410
Paper & Forest Products – 4.1%
AbitibiBowater, Inc.(1)(3)	201,453	3,082,231
Fibrek, Inc.(1)(3)	2,886,700	3,413,451
		6,495,682
Total Materials		14,006,438

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Common Stock – (continued)
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Integrated Telecom Express, Inc.(1)(4)	308,300	$3,083
Total Telecommunication Services		3,083
Utilities – 1.8%
Independent Power Producers & Energy Traders – 1.8%
GenOn Energy, Inc.(1)	719,646	1,770,329
Maxim Power Corp.(1)(3)	493,200	1,066,702
Total Utilities		2,837,031
Total Common Stocks (Cost $150,702,269)		147,719,666
Preferred Stock – 0.3%
Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
ATP Oil & Gas Corp.(5)	10,600	459,775
Total Preferred Stocks (Cost $1,094,550)		459,775
Warrants – 0.7%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp., Exercise Price: $10.50, 10/14/2013(1)	11,515	12
Total Energy		12
Financials – 0.7%
Insurance – 0.7%
American International Group, Inc., Exercise Price: $45.00, 01/19/2021(1)	135,279	1,118,757
Total Financials		1,118,757
Total Warrants (Cost $839,944)		1,118,769

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
February 29, 2012
(Unaudited)

	Shares	Value
Short-Term Investments – 5.1%
UMB Bank Money Market Fiduciary, 0.010%(6)	7,974,003	$7,974,003
Total Short-Term Investments (Cost $7,974,003)		7,974,003
Total Investments – 100.1% (Cost $160,610,766)		157,272,213
Liabilities Less Other Assets – (0.1)%		(187,828)
Net Assets – 100.0%		$157,084,385

(1)	Non-income producing securities.
(2)	Affiliated Company — The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Foreign security denominated in U.S. Dollars.
(4)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund Board of Directors.
(5)	144A — Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(6)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of February 28, 2011.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
February 29, 2012
(Unaudited)

Assets
Investments in unaffiliated companies/securities, at value (cost $135,176,604)	$141,584,281
Investments in affiliated companies*/securities, at value (cost $25,434,162)	15,687,932
Total investments in securities, at value (cost $160,610,766)	$157,272,213
Interest and dividends receivable	204,422
Receivable for investment securities sold	198,189
Receivable for Fund shares sold	138,780
Cash	39,421
Prepaid assets	25,383
Total Assets	157,878,408
Liabilities
Payable for investment securities purchased	393,332
Payable for Fund shares redeemed	181,991
Payable to Investment Advisor	149,732
Other payables	68,968
Total Liabilities	794,023
Net Assets	$157,084,385
Net assets consist of:
Paid-in capital	184,596,561
Accumulated undistributed net investment income	675,988
Accumulated net realized loss on investments and foreign currency transactions	(24,849,611)
Net unrealized depreciation on investments and foreign currency transactions	(3,338,553)
Net Assets	$157,084,385
Capital Shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	10,972,640
Net asset value per share	$14.32

*	Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Operations
For The Six Months Ended February 29, 2012 (Unaudited)

Investment Income
Dividends from unaffiliated companies#	$1,232,459
Dividends from affiliated companies	508,292
Interest income	169
Total investment income	1,740,920
Expenses
Investment advisory fees	875,301
Fund servicing fees	76,421
Printing and postage fees	23,208
Transfer agent & custody fees	23,123
Registration fees	17,638
Directors & chief compliance officer fees	16,765
Audit fees	10,998
Legal fees	10,667
Insurance fees	9,566
Miscellaneous fees	1,245
Total expenses	1,064,932
Net investment income	675,988
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss from:
Investments in unaffiliated companies	(1,185,263)
Investments in affiliated companies	(130,541)
Foreign currency transactions	(13,353)
Net realized loss on investments and foreign currency transactions	(1,329,157)
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	18,342,055
Investments in affiliated companies	(5,305,373)
Foreign currency transactions	7
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	13,036,689
Net realized and unrealized gain on investments and foreign currency transactions	11,707,532
Net increase in net assets resulting from operations	$12,383,520

#	Net of foreign tax withholding of $11,846.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended February 29, 2012	Year Ended August 31, 2011
	(Unaudited)
Operations:
Net investment income (loss)	$675,988	$(1,182,039)
Net realized gain (loss) on investments and foreign currency transactions	(1,329,157)	11,638,861
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	13,036,689	24,125,448
Net increase in net assets resulting from operations	12,383,520	34,582,270
Capital share transactions*
Subscriptions	11,636,492	26,754,009
Redemptions	(19,033,049)	(54,062,679)
Net decrease in net assets resulting from capital share transactions	(7,396,557)	(27,308,670)
Total Increase in Net Assets	4,986,963	7,273,600
NET ASSETS
Beginning of period	152,097,422	144,823,822
End of period	$157,084,385	$152,097,422
Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of period	$675,988	$—
*Share information
Subscriptions	880,186	1,980,431
Redemptions	(1,468,400)	(4,183,245)
Net decrease in shares	(588,214)	(2,202,814)
Beginning shares	11,560,854	13,763,668
Ending shares	10,972,640	11,560,854

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	For the Six Months Ended February 2012	Years Ended August 31,
		2011	2010	2009	2008	2007
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$13.16	$10.52	$8.99	$12.49	$14.53	$17.72
Income from investment operations:
Net investment income (loss)	0.06	(0.10)	(0.05)	0.05	0.33	0.16
Net realized and unrealized gain (loss) on investments foreign currency transactions	1.10	2.74	1.59	(3.05)	(1.37)	2.09
Total from investment operations	1.16	2.64	1.54	(3.00)	(1.04)	2.25
Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.01)	(0.34)	(0.12)	(0.14)
Net realized capital gains	0.00	0.00	0.00	(0.16)	(0.88)	(5.30)
Total Distributions	—	—	(0.01)	(0.50)	(1.00)	(5.44)
Net asset value, end of period	$14.32	$13.16	$10.52	$8.99	$12.49	$14.53
Total investment return	8.82% (1)	25.10%	17.08%	-21.60%	-7.17%	13.61%
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.46% (2)	1.48%	1.45%	1.50%	1.43%	1.38%
Expenses before reimbursement/recapture and fees paid	1.46% (2)	1.48%	1.43%	1.53%	1.43%	1.38%
Net investment income/(loss)	0.92% (2)	(0.72)%	(0.50)%	0.25%	2.10%	0.83%
Portfolio turnover	33% (1)	29%	50%	31%	35%	56%
Net assets at end of period (000’s)	$157,135	$152,097	$144,824	$124,146	$205,739	$352,282

(1)	Not Annualized
(2)	Annualized

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
February 28, 2011
(Unaudited)

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, Preferred stocks, and Warrants.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Certain securities, such as Warrants, whose absence of an active market and whose value is determined by terms of issuance or a relationship to other securities or indexes is consistent with a modeled approach to observable inputs. Such valuation is generally characterized as a Level 2 of the fair value hierarchy.

Short-term investments.  Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	28,983,694	—	—	28,983,694
Consumer Staples	10,531,531	—	—	10,531,531
Energy	27,315,713	—	—	27,315,713
Financials	32,863,490	—	—	32,863,490
Industrial	19,860,814	—	—	19,860,814
Information Technology	11,317,872	—	—	11,317,872
Materials	14,006,438	—	—	14,006,438
Telecommunication Services	—	—	3,083	3,083
Utilities	2,837,031	—	—	2,837,031
Preferred Stock
Energy	—	459,775	—	459,775
Warrant
Energy	—	12	—	12
Financials	1,118,757	—	—	1,118,757
Short-Term Investments*	—	7,974,003	—	7,974,003
Total	148,835,340	8,433,790	3,083	157,272,213

*	The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended 2/29/2012
Beginning Balance as of 8/31/11	$3,083
Total unrealized gain (losses) included in earnings	—
Total realized gain (losses) included in earnings	—
Purchase	—
Sales	—
Transfer into Level 3 during the year	—
Transfer out of Level 3 during the year	—
Ending Balance as of 2/29/12	$3,083
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report.

FASB ASC 815, Derivatives and Hedging (ASC 815) requires enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Aegis Value Fund did not maintain any positions in derivative instruments or engaged in hedging activities during the period ended February 29, 2012.

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2012. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the semi-annual period ended February 29, 2012, there were no Advisor expense reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed

Notes to Financial Statements
February 28, 2011
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of February 29, 2012.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $48,030,904 and $68,185,213, respectively, for the semi-annual period ended February 29, 2012.

5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$169,567,053
Gross unrealized appreciation	$24,447,892
Gross unrealized depreciation	(41,305,808)
Net unrealized depreciation	$(16,857,916)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the tax years ended August 31, 2011 and 2010 were as follows:

	2011	2010
Distribution paid from:
Ordinary income	$—	$79,019
Long-term capital gains	—	—
Total distributions	$—	$79,019

As of August 31, 2011, the Fund had a capital loss carryover of $23,037,780 which expires in the year 2018. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Notes to Financial Statements
February 28, 2011
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

For the tax year ended August 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(23,037,780)
Unrealized depreciation on investments	(16,857,916)
Total accumulated earnings/(deficit)	$(39,895,696)

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended August 31, 2011. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and net operating losses and had no impact on the net assets of the Fund.

Undistributed net investment income	$1,182,039
Accumulated realized gains/(losses)	22,418
Paid-in Capital	$(1,204,457)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the semi-annual period ended February 29, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
February 28, 2011
(Unaudited)

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the semi-annual period ended February 29, 2012 with companies which are or were affiliates are as follows:

	Value Beginning of Period	Purchases	Sale Proceeds	Realized Gain/Loss	Dividends Credited to Income	Value End of Period
American Pacific Corp	$3,952,710	$—	$—	$—	$—	$4,150,346
Bassett Furniture Industries Inc	6,747,233	—	309,950	(130,541)	508,292	7,147,960
Duckwall-ALCO Stores Inc	2,201,471	—	—	—	—	1,946,295
Tandy Brands Accessories Inc	610,561	—	—	—	—	600,094
Tecumseh Products Co Class A*	1,137,796	—	—	—	—	654,447
Tecumseh Products Co Class B	3,179,783	—	—	—	—	1,843,237
Total	$17,829,554	$—	$309,950	$(130,541)	$508,292	$16,342,379

*	Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2011 or February 29, 2012. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

7. Recently Issued Accounting Pronouncements & Tax Law Changes

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carryforwards may be utilized. Therefore, there is a greater possibility that the Fund’s pre-enactment loss carryforwards will expire unutilized.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs

Notes to Financial Statements
February 28, 2011
(Unaudited)

7. Recently Issued Accounting Pronouncements & Tax Law Changes  – (continued)

from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the August 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the August 31, 2012 taxable year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the semi-annual period ended February 29, 2012, events and transactions subsequent to February 29, 2012, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 24, 2011, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreements, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Directors, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to each Fund as well as the nature and quality of the services provided by AFC to each Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation arrangements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for each Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under each Agreement and appropriate and consistent with the investment program of each Fund, and concluded that the nature and quality of services provided by AFC to each Fund were appropriate.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed information prepared by AFC comparing each Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2011 and the 1-year, 3-year, 5-year and 10-year and since inception periods ended September 30, 2011.) The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2011, the Aegis Value Fund returned -13.90%, outperforming the return of its benchmark index, the Russell 2000 Value Index, which returned -18.51% during same period. For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2011, the Fund returned 0.87%, 3.36%, 1.26% and 7.08% (average annual total return), compared to -5.99%, -2.78%, -3.08% and 6.47% for the Russell 2000 Value Index. Since inception on May 15, 1998 through September 30, 2011, the Fund has an average annual return of 9.11% versus 5.03% for the Russell 2000 Value Index. The Board also considered information comparing the performance of the Aegis Value Fund with the performance of more than 30 U.S. small-cap value funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Funds’ performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing each Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, during 2011, assets of the Aegis Value Fund decreased from $154.18 million to $132.89 million. The Board determined that AFC did not realize any material economies of scale during 2011, and that the Funds would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that each Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and each Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating each Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund and the Adviser’s commitments to continue the existing expense limitation agreements through at least the annual update periods ending on December 31, 2012 for Aegis Value Fund.

The Board did not compare the fees paid to AFC by the Funds against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Funds and the other clients.

With respect to Aegis Value Fund, the Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2011 and that other Fund expenses were 0.28%, for a total expense ratio of 1.48%. The Board noted that according to a search of small-cap value funds on Morningstar.com, the peer group median gross expense ratio of the 362 small cap value funds is 1.50% and the peer group median net expense ratio of those funds is 1.37%. The Board also noted that the median management fee percentage of the 399 small cap value funds currently tracked by Morningstar is 0.85%, with the median size of the funds being $175.6 million. They also considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance.

The Board considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided to those accounts by the Adviser and the services provided to the Funds by the Adviser.

The Board concluded that each Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that each Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

Aegis Value Fund
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, N.A.
928 Grand Boulevard
Kansas City, Missouri 64106

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto.

Not Applicable for to the semi-annual.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Value Fund, Inc.

By  /s/ Scott L. Barbee

Scott L. Barbee, President

Date  May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee

Scott L. Barbee, President

Date  May 7, 2012

By  /s/ Sarah Q. Zhang

Sarah Q. Zhang, Treasurer

Date  May 7, 2012